UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GJ Culture Group US, Inc.

(Name of Registrant As Specified In Its Charter)

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF GJ CULTURE GROUP, INC.

GJ Culture Group US, Inc.

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

(925) 362-3169

Dear GJ Culture Group US, Inc. Stockholder:

The enclosed Information Statement is being furnished by the Board of Directors of GJ Culture Group US, Inc., a Nevada corporation, to the holders of record of our common stock at the close of business on September 28, 2022, or the record date, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent of the holders of a majority of our common stock. The enclosed Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statutes.

On September 2, 2022, the following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

1.	the election of the three nominees listed below by our board of directors to serve as directors until the next annual meeting of the Company’s shareholders and until their successors are duly elected and qualified (the “Election”).

Guidong Wang

Huaying Zhu

Jonathan Ginsberg

2.	The appointment of Mr. Guidong Wang to serve as our Chief Executive Officer, Chief Financial Officer, President and Treasurer, and Ms. Huaying Zhu to serve as our Secretary (the “Appointment”).

On September 8, 2022, the following action was authorized by written consent of the holders of a majority of our outstanding voting stock:

1.	amendment of our Articles of Incorporation, as amended and corrected (the “Articles”) to change of our name from GJ Culture Group US, Inc. to “NP Life Sciences Health Industry Group Inc.” (the “Name Change”).

The consents we have received constitute the only stockholder approval required under the Nevada Revised Statutes, our Articles, and our Bylaws to approve, the Election, the Appointment, and the Name Change. Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders. The action taken by written consent of the holders of a majority of our outstanding voting common stock will not become effective until the date that is 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to holders of our common stock as of the record date.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO

CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN, WE ARE NOT ASKING YOU FOR A CONSENT OR

PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

Date of this Notice and the enclosed Information Statement: September 28, 2022.

Sincerely yours,

/s/ Guidong Wang
Chief Executive Officer

GJ Culture Group US, Inc.

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

GENERAL INFORMATION

GJ Culture Group US, Inc., a Nevada corporation, with its principal executive offices located at 4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506, is sending you the enclosed Notice and this Information Statement to notify you of actions that the holders of a majority of our outstanding voting stock have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” and “us,” are to GJ Culture Group US, Inc.

Copies of this Information Statement are being mailed on or about October 5, 2022, to the holders of record on September 28, 2022, which we refer to as the record date, of the outstanding shares of our common stock.

Action by Written Consent

On September 2, 2022, the following actions were approved by the written consent of the holders of a majority of our outstanding voting capital stock, in lieu of a special meeting of stockholders (the “September 2 Written Consent”).

1.	the election the three nominees listed as below to our board of directors to serve as directors until the next annual meeting of the Company’s shareholders and until their successors are duly elected and qualified (the “Election”).

Guidong Wang

Huaying Zhu

Jonathan Ginsberg

2.	The appointment of Mr. Guidong Wang to serve as our Chief Executive Officer, Chief Financial Officer, President and Treasurer, and Ms. Huaying Zhu to serve as our Secretary (the “Appointment”).

On September 8, 2022, the following actions were approved by the written consent of the holders of a majority of our outstanding voting capital stock, in lieu of a special meeting (the “September 8 Written Consent”, together with September 2 Written Consent, the “Written Consent”).

1.	amendment of our Articles of Incorporation, as amended and corrected (Articles) to provide for a change of our name from GJ Culture Group US, Inc. to “NP Life Sciences Health Industry Group Inc.” (the “Name Change”).

The Written Consent will not become effective until the date that is 20 calendar days after this Information Statement is first mailed or otherwise delivered to holders of our common stock as of the record date.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 78.320 of the Nevada Revised Statutes (NRS), our Articles, and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which shares entitled to vote thereon consented to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our common stock as of the record date.

Our common stock is the only outstanding class of voting capital stock as of the record date. Each share of our common stock entitles its holder to one vote on each matter submitted to stockholders. There will be no vote on the approval of the Name Change, the Election, and the Appointment, because the holders of a majority of our outstanding common stock have provided their written consent for such approval and adoption as allowed by Section 78.320 of the NRS. No other votes are required or necessary.

Only holders of record of our common stock at the close of business on the record date are entitled to notice of the action taken by the Written Consent. As of the record date, 42,959,574 shares of common stock were outstanding and entitled to take action by written consent and to receive notice of the action taken by the Written Consent. As of the record date, Guidong Wang, held of record 33,883,504 shares of our common stock, which represented 78.87% of the outstanding shares of our common stock. As of the record date, Huaying Zhu, held of record 3,750,045 shares of our common stock, which represented 8.73% of the outstanding shares of our common stock. On September 2, 2022, the Company received a written consent without a meeting of stockholders from Guidong Wang and Huaying Zhu approving the foregoing Election and the Appointment. On September 8, 2022, the Company received a written consent without a meeting of stockholders from Guidong Wang and Huaying Zhu approving the foregoing Name Change.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the earliest date that the corporate action being taken pursuant to the Written Consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the actions taken by written consent of the holders of a majority of our outstanding voting stock will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of our outstanding voting common stock.

Dissenters’ Rights of Appraisal

Stockholders do not have any dissenters’ rights or appraisal rights in connection with the approval of the Election, the Appointment, and the Name Change.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of our common stock.

REASONS FOR THE APPROVAL OF THE ACTIONS TAKEN

Our board of directors believes that the Name Change, the Election, and the Appointment better reflects the nature of our current and anticipated operations.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. WE HAVE RECEIVED THE APPROVAL, BY WRITTEN CONSENT, OF STOCKHOLDERS HOLDING AN AGGREGATE OF 37,633,549 SHARES OF COMMON STOCK, OF BOTH THE ELECTION OF DIRECTORS, THE APPOINTMENT OF OFFICERS, AND THE NAME CHANGE (WHICH SHARES REPRESENT APPROXIMATELY 87.60% OF THE VOTES ENTITLED TO BE CAST BY STOCKHOLDERS WITH RESPECT TO THE ABOVE-DESCRIBED ACTIONS AS OF SEPTEMBER 28, 2022).

NO ACTION IS REQUIRED

Other than the shareholder written consent described above, no other votes are necessary or required to effectuate the transactions described in this Information Statement.

Record Date

Our shareholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our shareholders on or about September 28, 2022.

Quorum and Voting

The Election, the Appointment, and the Name Change require the affirmative vote of a majority of all shares entitled to vote and voted on such matter.

ACTION I

ELECTION OF DIRECTORS

Pursuant to the September 2 Written Consent, the following nominees were elected to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the September 2 Written Consent:

Name	Age	Position with Company
Guidong Wang	43	Chairman
Huaying Zhu	43	Director
Jonathan Ginsberg	29	Director

The following is biographical information on the members of our Board of Directors:

Guidong Wang, Chairman

Mr. Guidong Wang, age 43, has over eleven years’ experience in business management. Since August 2016, he has been serving as the Chairman of Shanghai Aurora Information Technology Group Co., Ltd., a company based in Shanghai primarily engaged in information technology. He has also been serving as the Dean of Beijing Qihuang Medical Research Institute, where he oversees the direction of academic research and strategic planning. From May 2011 to August 2016, he was the general manger of Yunnan Yijiaren Trading Co., Ltd., where he oversaw the general business strategy. Mr. Wang earned his MBA degree from Central Queensland University, Australia.

Huaying Zhu, Director

Ms. Huaying Zhu, age 43, has over eleven years’ experience in marketing. Since August 2016, she has been serving as the Vice Chairman of Shanghai Aurora Information Technology Group Co., Ltd., where she oversees the company’s marketing. She has also been serving as the Chairman of Shanghai Mosai Net Technology Co., Ltd, where she oversees the marketing of the company. From May 2011 to August 2016, she was the general manger of Yunnan Yijiaren Trading Co., Ltd., where she oversaw the company’s marketing. Ms. Zhu earned her college degree of Business Administration from Sichuan Agricultural University.

Jonathan Ginsberg, Director

Jonathan Ginsberg has served as director of our Company since our inception. Mr. Ginsberg is also currently Chief Operating Officer of BEEC Inc. (Beyond Education Consulting) from 2016 until present. He obtained a Bachelor’s Degree in International Relations from the Johns Hopkins University.

ACTION II

APPOINTMENT OF OFFICERS

Pursuant to the September 2 Written Consent, Mr. Guidong Wang was appointed serve as our Chief Executive Officer, Chief Financial Officer, President and Treasurer, and Ms. Huaying Zhu to serve as our Secretary.

ACTION III

NAME CHANGE

Pursuant to the September 8 Written Consent, our Articles of Incorporation, as amended and corrected was amended to provide for a change of our name from GJ Culture Group US, Inc. to “NP Life Sciences Health Industry Group Inc.” (the “Name Change”). We filed a notice of such corporate action with FINRA for review, which review is a condition to the name change and any change to our trading symbol being posted on the OTC Markets, where our common stock is quoted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 28, 2022, the number and percentage of our 42,959,574 shares of common stock outstanding that were beneficially owned by (1) each person known to the Company to be the beneficial owner of five percent or more of our common stock, (2) each director and named executive officer, and (3) all of the Company’s directors and executive officers as a group. Unless otherwise indicated, the person listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Guidong Wang 4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506	33,883,504	78.87%

Common	Huaying Zhu 4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506	3,750,045	8.73%

Common	Jonathan Ginsberg 4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506	35,333	0.08%

All Directors and Officers As a Group		37,668,882	87.68%

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on our corporate website at www.rmrholdings.com. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement.

Statements contained in this Information Statement concerning the provisions of any documents are necessarily summaries of those documents, and each statement is qualified in its entirety by reference to the copy of the document filed with the SEC.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We will only deliver one Information Statement to multiple common stockholders sharing an address and the same last name unless we have received contrary instructions from one or more of the common stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any common stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any common stockholder or holders sharing an address to which multiple copies are now delivered.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, GJ Culture Group US, Inc. has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

GJ Culture Group US, Inc.

DATED: September 28, 2022	By:	/s/ Guidong Wang
Guidong Wang
Chief Executive Officer